                        THE ROXBURY LARGE CAP GROWTH FUND
                            THE ROXBURY MID CAP FUND
                     THE ROXBURY SCIENCE AND TECHNOLOGY FUND
                      THE ROXBURY SOCIALLY RESPONSIBLE FUND




                              400 Bellevue Parkway
                           Wilmington, Delaware 19809



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                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2000
                          (AS REVISED JANUARY 12, 2001)




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This Statement of Additional Information is not a prospectus and should be read in conjunction with each Fund's current prospectus, dated November 1, 2000, as amended from time to time. A copy of the current prospectuses may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), 3200 Horizon Drive, King of Prussia, PA 19406, and from certain financial professionals such as broker-dealers that have entered into servicing agreements with PDI or by calling (800) 497-2960.

                TABLE OF CONTENTS

GENERAL INFORMATION                                                           1
INVESTMENT POLICIES                                                           1
INVESTMENT LIMITATIONS                                                        3
TRUSTEES AND OFFICERS                                                         4
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           6
INVESTMENT ADVISORY AND OTHER SERVICES                                        7
DISTRIBUTION OF SHARES AND RULE 12b-1 PLAN                                    8
BROKERAGE ALLOCATION AND OTHER PRACTICES                                     10
CAPITAL STOCK AND OTHER SECURITIES                                           11
PURCHASE, REDEMPTION AND PRICING OF SHARES                                   11
DIVIDENDS                                                                    14
TAXATION OF THE FUND                                                         14
CALCULATION OF PERFORMANCE INFORMATION                                       16
FINANCIAL STATEMENTS                                                         19
APPENDIX A: OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES       A-1
APPENDIX B: DESCRIPTION OF RATINGS                                          B-1

                               GENERAL INFORMATION

This Statement of Additional Information relates to the Class A, Class B and Class C shares of The Roxbury Large Cap Growth Fund ("Large Cap Growth Fund"), the Roxbury Mid Cap Fund ("Mid Cap Fund"), the Roxbury Science and Technology Fund ("Science & Technology Fund") and the Roxbury Socially Responsible Fund ("Socially Responsible Fund") (each, a "Fund" and collectively, the "Funds"). All references to the Funds shall include references to the Series (as defined herein) in which each Fund invests. With the exception of the Science and Technology Fund, each Fund is a diversified series of WT Mutual Fund (the "Trust") , a registered open-end management investment company organized as a Delaware business trust. The Trust was organized on June 1, 1994. The name of the Trust was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

                               INVESTMENT POLICIES

Each Fund seeks to meet its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Master") that has the same investment objective, policies and limitations as the investing Fund. Large Cap Growth Fund, Mid Cap Fund, Science and Technology Fund, and Socially Responsible Fund invest all of its investable assets in Large Cap Growth Series, Mid Cap Series, Science and Technology Series and Socially Responsible Series (each, a "Series"), respectively.

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to each Fund through its investment in its corresponding Series. Although each Fund invests principally in common stocks, each may make other kinds of investments from time to time.

CASH MANAGEMENT. Each Fund may invest in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in each Fund. Certain of these instruments are described below.

     - MONEY MARKET FUNDS. Each Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies.

     - U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government.

     - COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings."

     - BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposits, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U.S. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation.

          Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, each Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, or if unrated, are determined by the adviser to be of comparable quality. See Appendix B "Description of Ratings." Should the rating of a security be downgraded subsequent to each Fund's purchase of the security, the adviser, as applicable, will determine whether it is in the best interest of each Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. Each Fund may purchase call options on securities that the adviser intends to include in such Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. Each Fund may purchase put options to hedge against a decline in the market value of securities held in such Fund or in an attempt to enhance return. Each Fund may write (sell) put and covered call options on securities in which they are authorized to invest. Each Fund may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of each Fund that are invested in equity (or related) securities, each Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to each Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of each Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. Each Fund may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for each Fund exceeds one-third of the value of such Fund's total assets taken at fair market value. Each Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, each Fund and its corresponding Series has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations; (This restriction does not apply to the Science and Technology Fund.)

2. purchase securities of any issuer if, as a result, more than 25% of each Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (This restriction does not apply to the Science and Technology Fund. )

3. borrow money, provided that each Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that each Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.   issue senior securities, except to the extent permitted by the 1940 Act.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A FUND FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SIMILAR TO ITS CORRESPONDING SERIES.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. Each Fund will not:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises each Fund's activities and reviews contractual arrangements with the Funds' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for the Master. An asterisk (*) indicates those Trustees who are "interested persons" of the Trust.

----------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)
NAME, ADDRESS AND                    HELD WITH
DATE OF BIRTH                        THE TRUST       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                        Trustee         Mr. Arnold founded, and currently co-manages, R. H. Arnold &
152 W. 57th Street, 44th Floor                       Co., Inc., an investment banking company. Prior to forming R.
New York, NY 10019                                   H. Arnold & Co., Inc. in 1989, Mr. Arnold was Executive Vice
Date of Birth: 3/44                                  President and a director to Cambrian Capital Corporation, an investment banking firm he co-founded in 1987.
----------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN*                 Trustee,        Mr. Christian has been Chief Investment Officer of Wilmington
Rodney Square North                 President        Trust Company since February 1996 and a Director of Rodney
1100 N. Market Street                                Square Management Corporation since 1996. He was Chairman and
Wilmington, DE 19890                                 Director of PNC Equity Advisors Company, and President and
Date of Birth: 2/49                                  Chief Investment Officer of PNC Asset Management Group Inc.
                                                     from 1994 to 1996. He was Chief Investment Officer of PNC Bank
                                                     from 1992 to 1996 and a Director of Provident Capital Management
                                                     from 1993 to 1996.
----------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO                 Trustee         Mr. Giordano served as interim President of LaSalle University
1755 Governor's Way                                  from July 1998 through June 1999 and was a consultant for
Blue Bell, PA 19422                                  financial services organizations from late 1997 through 1998.
Date of Birth: 3/43                                  He served as president and chief executive officer of the
                                                     Philadelphia Stock Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and
                                                     Philadelphia Depository Trust Company. Before joining the
                                                     Philadelphia Stock Exchange, Mr. Giordano served as chief
                                                     financial officer at two brokerage firms from 1968 to 1971. A certified public accountant, he began his career at Price
                                                     Waterhouse in 1965.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)
NAME, ADDRESS AND                    HELD WITH
DATE OF BIRTH                        THE TRUST       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                     Trustee         Mr. Quindlen retired as Senior Vice President - Finance of
313 Southwinds                                       E.I.  duPont de  Nemours &  Company,  Inc.  (diversified
1250 W. Southwinds Blvd.                             chemicals), a position held from 1984 to 1993. He served as
Vero Beach, FL 32963                                 Chief Financial Officer of E.I. duPont de Nemours & Company
Date of Birth: 5/32                                  from 1984 through June 1993. He also serves as a Director of
                                                     St. Joe Paper Co., and as a Trustee of Kalmar  Pooled
                                                     Investment Trust.
----------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.                      Trustee         Mr. Klein has been a self-employed financial consultant since
80 Butternut Lane                                    1991. He has served as Trustee of Manville Personal Injury
Stamford, CT 06903                                   Settlement Trust since 1991.
Date of Birth: 5/35
----------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II                 Trustee         Mr. Moore has been the Managing Partner, Mariemont Holdings,
5804 Quaker Neck Road                                LLC, a commercial real estate holding and development
Chestertown, MD 21620                                company since 1980.
Date of Birth: 9/44
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ERIC BRUCKER                         Trustee         Mr. Brucker has been the Dean of the College of Business,
University of Maine                                  Public Policy and Health at the University of Maine since
Orono, ME 04473                                      September 1998. Prior to 1998, he was Dean of the School of
Date of Birth: 12/41                                 Management at the University of Michigan.
----------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.*            Trustee         Mr. Richards is a Managing Director and Senior Portfolio
100 Wilshire Boulevard                               Manager with Roxbury Capital Management LLC. He has been with
Suite 600                                            the firm since 1998 and works with foundation and endowment
Santa Monica, CA 90401                               accounts and leads the firm's mutual fund group. Previously,
Date of Birth: 11/36                                 he was a principal at Roger Engemann & Associates, and Van
                                                     Deventer & Hoc, an investment management firm. Prior to that, he was with the consulting firm Booz, Allen and Hamilton.
----------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                         Vice          Mr. Cheung has been a Vice President at Wilmington Trust
Rodney Square North                  President       Company since 1986. From 1978 to 1986, he was the Fund
1100 N. Market Street                                Manager for fixed income assets of the Meritor Financial
Wilmington, DE 19890                                 Group. Since 1991, Mr. Cheung has been the Division Manager,
Date of Birth: 12/54                                 Fixed Income Products at Wilmington Trust Company.
----------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.                   Vice          Mr. Fahey has been a Vice President with Rodney Square
Rodney Square North                  President       Management Corporation ("RSMC") since 1992. He has been a
1100 North Market Street                             Director and Secretary of RSMC since 1986 and was an Assistant
Wilmington, DE 19809                                 Vice President from 1988 to 1992.
Date of Birth: 1/57
----------------------------------------------------------------------------------------------------------------------
FRED FILOON                            Vice          Mr. Filoon is a Senior Vice President of CRM LLC, since 1989.
520 Madison Avenue                   President       Mr. Filoon also serves as Chairman of the Round Hill Community
New York, NY 10022                                   Church and Chairman of the Retirement Board of the Town of
Date of Birth: 3/42                                  Greenwich.
----------------------------------------------------------------------------------------------------------------------
JOHN R. GILES                          Vice          From 1991 to 1996, Mr. Giles was employed by Consistent Asset
Rodney Square North                  President       Management Company; From April 1996 to the present, Mr. Giles
1100 N. Market Street                                has been employed by Wilmington Trust Company and serves as
Wilmington, DE 19890                                 Vice President.
Date of Birth: 8/57
----------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                           Vice          Mr. Colletti has been Vice President and Director of
400 Bellevue Parkway                 President       Investment Accounting and Administration of PFPC Inc. since
Wilmington, DE 19809                    and          April 1999. From 1986 to April 1999, he was Controller for the
Date of Birth: 11/58                 Treasurer       Reserve Funds.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)
NAME, ADDRESS AND                    HELD WITH
DATE OF BIRTH                        THE TRUST       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------
GARY M. GARDNER                      Secretary       Mr. Gardner has been a Senior Vice President of PFPC Inc.
400 Bellevue Parkway                                 since January 1994. Mr. Gardner provided legal and regulatory
Wilmington, DE 19809                                 advice to mutual funds and their management for more than
Date of Birth: 2/51                                  twenty years at Federated Investors, Inc., SunAmerica Asset
                                                     Management Corp. and The Boston Company, Inc.
----------------------------------------------------------------------------------------------------------------------

The fees and expenses of the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the 1940 Act are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2000 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Trust and the Master.

As of October 31, 2000, Mr. Richards, a Trustee of the Trust, owned beneficially, or may be deemed to have owned beneficially, 18.05% of the outstanding shares of the Large Cap Growth Fund.

             TRUSTEES' FEES FOR THE FISCAL YEAR ENDED JUNE 30, 2000

                                    COMPENSATION              TOTAL COMPENSATION
INDEPENDENT TRUSTEE                FROM THE TRUST          FROM THE WT FUND COMPLEX
-------------------                --------------          ------------------------
Robert Arnold                          $10,700                      $21,000
Eric Brucker                            $8,700                      $19,600
Nicholas Giordano                      $11,800                      $22,200
Louis Klein, Jr.                        $8,700                      $17,100
Clement C. Moore, II                    $8,700                      $17,100
John Quindlen                          $10,700                      $23,600

The Trust has an Audit Committee which has the responsibility, among other things, to (1) recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 31, 2000, the following shareholders were known to own beneficially 5% or more of the outstanding shares of the Large Cap Growth Fund:

         James E. Scurlock................................19.10%
         3824 E. Highland Dr.
         Seattle, WA 98112

         William P. Richards..............................18.05%
         1024 Armada Dr.
         Pasadena, CA 91103

         Gail Frances Becker..............................15.82%
         R/O IRA
         11662 Duque Drive
         Studio City, CA 91604

         Michael Meyer Berkowitz IRA.......................8.02%
         28052 Paseo Haciendo
         San Juan Capistrano, CA 92675

         Julia P. Castro
         82-489 Doolittle Drive
         Indio, CA 92201...................................5.27%


                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY SERVICES

Roxbury Capital Management, LLC ("Roxbury" or the "adviser") serves as the investment adviser to each Series. An employee of Roxbury, Mr. Richards, serves as Trustee for the Trust. The Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of that Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Series and the Socially Responsible Series each pay a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. The Science and Technology Series pays a monthly advisory fee to Roxbury at the annual rate of 1.00% of the Series' first $1 billion in assets; 0.95% of the Series' next $1 billion of average daily net assets; and 0.90% for the Series' average daily net assets over $2 billion.

Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.30% for the Class A shares of Large Cap Growth Fund and 2.05% for Class B and Class C shares of the Large Cap Growth Fund. With respect to the Mid Cap Fund and Socially Responsible Fund, Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.55% for each Fund's Class A shares and 2.30% for each Fund's Class B shares and Class C shares. Roxbury has also agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.80% for the Class A shares of the Science and Technology Fund and 2.55% for the Class B shares and Class C shares of the Science and Technology Fund. These undertakings will remain in place until the Board of Trustees approves their terminations.

Under the terms of the advisory agreement, Roxbury agrees to: (a) direct the investments of each Series, subject to and in accordance with each Series' investment objective, policies and limitations set forth in its prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with each Series' investment objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Series; (d) pay the salaries of all personnel of each Series and the adviser performing services relating to research, statistical and investment activities on behalf of each Series; (e) make available and provide such information as each Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Series and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust. The adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

For the period March 14, 2000 (commencement of operations) through June 30, 2000, Roxbury waived its entire advisory fee.

The agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any of the Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and Trustees of the Trust who are affiliated with the adviser and the salaries of all personnel of the adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

CODE OF ETHICS

The Board of Trustees of the Fund and the Master and each of the Master's investment advisers have each adopted a code of ethics pursuant to Rule 17j-1 of 1940 Act. Among other provisions, such codes require investment personnel and certain other employees to pre-clear securities transactions that are subject to the code of ethics, to file reports or duplicate confirmations regarding personal securities transactions and to refrain from engaging in short-term trading of a security and transactions of a security within seven days of a Series' portfolio transaction involving the same security. Directors/trustees, officers and employees of the Fund, Master, and each adviser are required to abide by the provisions under their respective code of ethics. On a quarterly and annual basis, the Board of Trustees reviews reports regarding the codes of ethics, including information on any substantial violations of the codes.

ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Trust and the Master. These services include preparing shareholder reports, providing statistical and research data, assisting the adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust and the Master. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PFPC include determining the net asset value per share of each Fund and Series and maintaining records relating to the securities transactions of each Fund and Series. The Administration and Accounting Services Agreements provide that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Master, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young LLP, serves as the independent auditor to the Trust and the Master, providing services which include (1) auditing the annual financial statements for each Fund and its corresponding Series, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of the Trust.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust and the Master.

CUSTODIAN. Wilmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890, serves as the custodian.

TRANSFER AGENT. PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Amended and Restated Distribution Agreement for the Class B shares of the Trust and a Distribution Agreement for all other shares of the Trust (each, a "Distribution Agreement"), Provident Distributors, Inc. ("PDI"), 3200 Horizon Drive, King of Prussia, PA 19406, serves as the underwriter of the Trust's shares. The terms of each

Distribution Agreement grant PDI the right to sell the shares of the Trust as agent for the Trust. Shares of the Trust are offered continuously.

Under the terms of each Distribution Agreement, PDI agrees to use all reasonable efforts to secure purchasers for Class B and Class C shares of the Funds and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds' Class B and Class C shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Amended and Restated Distribution Plan for its Class B Shares ("Class B Plan") and Amended and Restated Distribution Plan for its Class C Shares ("Class C Plan"), each of which have been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). PDI receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Class A shares of the Funds.

Each Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under each agreement, will not be liable to any of the Funds or its shareholders for losses arising in connection with the sale of shares of the Funds.

The Amended and Restated Distribution Agreement for the Funds' Class B shares became effective as of October 17, 2000 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement for the remaining shares of the Trust became effective as of November 1, 1999 and was amended on October 17, 2000. It continues in effect for a period of two years. Thereafter, it may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

Each Distribution Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to PDI; or
(ii) by PDI on sixty (60) days' written notice to the Trust.

PDI will be compensated for distribution services according to the Class B Plan and the Class C Plan, regardless of PDI's expenses. The Class B Plan and Class C Plan provide that PDI will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PDI may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PDI and other financial institutions for distribution and shareholder servicing activities.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for PDI's role in the distribution of a Fund's Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to a Fund's Class C shares (or such lesser amount as may be established by a majority of the Board of Trustees, including a majority of the non-interested Trustees) as compensation for PDI's role in the distribution of a Fund's Class C shares.

Under the Class B Plan and Class C Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by a Fund of the distribution of its shares, such payments are authorized. A Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan or Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of

$50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waiver". Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each of the Fund's shares or to compensate PDI for its efforts to sell the shares of each Fund.

---------------------------------------------------------------------------------------------------
                                                                            DEALER REALLOWANCE
YOUR INVESTMENT           AS A PERCENTAGE OF    AS A PERCENTAGE OF          AS A PERCENTAGE OF
                            OFFERING PRICE       YOUR INVESTMENT              OFFERING PRICE
---------------------------------------------------------------------------------------------------
$50,000 and less                 5.50%                   5.82%                    5.00%
---------------------------------------------------------------------------------------------------
$50,000 up to $150,000           5.00%                   5.26%                    4.50%
---------------------------------------------------------------------------------------------------
$150,000 up to $250,000          4.50%                   4.71%                    4.00%
---------------------------------------------------------------------------------------------------
$250,000 up to $500,000          3.50%                   3.63%                    3.00%
---------------------------------------------------------------------------------------------------
$500,000 up to $1,000,000        3.00%                   3.09%                    2.75%
---------------------------------------------------------------------------------------------------
Over $1,000,000                  0.00%                   0.00%                    0.00%
---------------------------------------------------------------------------------------------------


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The adviser places all portfolio transactions on behalf of a Series. Any debt securities purchased and sold by a Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the adviser in placing orders on behalf of a Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Series or to the adviser.

The adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, the adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the adviser in serving its other clients, as well as in serving a Series. Conversely, information provided to the adviser by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to a Series.

Some of the adviser's other clients may have investment objectives and programs similar to that of one or more of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a particular Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated among a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated among a series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

With respect to the Funds, the Trust issues three separate classes of shares, Class A, Class B and Class C. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B and Class C shares bear Rule 12b-1 distribution expenses of 0.75% of the average net assets of the respective Class B and Class C shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Each Class bears a shareholder service fee of 0.25% of the average net assets of the Class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees; accordingly, the net asset value of Class A, Class B and Class C shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES.

BY MAIL: You or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to either Roxbury Large Cap Growth Fund, Roxbury Mid Cap Fund, Roxbury Science and Technology Fund or Roxbury Socially Responsible Fund, along with a completed application (included at the end of the prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    BY REGULAR MAIL                   BY OVERNIGHT MAIL
    Roxbury Funds                     Roxbury Funds
    c/o PFPC Inc.                     c/o PFPC Inc.
    P.O. Box 8784                     400 Bellevue Parkway - Suite 108
    Wilmington, DE 19899              Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of a Fund for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the Transfer Agent at (800) 497-2960. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. To obtain an application for the AIP, check the appropriate box of the application or call the Transfer Agent at (800) 497-2960.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the adviser or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES.

You or your financial intermediary may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. When the fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    BY REGULAR MAIL                  BY OVERNIGHT MAIL
    Roxbury Funds                    Roxbury Funds
    c/o PFPC Inc.                    c/o PFPC Inc.
    P.O. Box 8784                    400 Bellevue Parkway - Suite 108
    Wilmington, DE 19809             Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own Fund shares with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. All the redemptions of Fund shares, including bi-monthly redemptions of Fund shares, will be effected at the NAV determined on or about the 25th day of the month.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than your cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the net asset value of each Fund. If payment is made in securities, you may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The net asset value per share of each Fund is determined by dividing the value of each Fund's net assets by the total number of that Fund's shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day a Fund is open for business. A Fund is considered to be open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Funds on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Funds on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                   DIVIDENDS

Dividends from each Fund's net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUND

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includible gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the Investor has owned the stock in a Fund.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by each Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by you on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to you for the year in which that December 31 falls.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, you will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

Any loss realized by you on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which each Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section

1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles (see above). If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. You should consult your tax adviser regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of each Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of each Fund will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

     A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                          1/n - 1
                               T = (ERV/P)

          Where: P       =     a hypothetical initial investment of $1,000

                 T       =     average annual total return

                 n       =     number of years

                 ERV     =     ending redeemable value: ERV is the value, at the
                               end of the applicable period, of a hypothetical
                               $1,000 investment made at the beginning of the applicable period.

     B. YIELD CALCULATIONS. From time to time, a Fund may advertise its yield. Yield for a Fund is calculated by dividing a Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                                                  6-1
                          YIELD = 2[((A-B)/CD + 1)   ]

         where:

              a   =   dividends and interest earned during the period;
              b   =   expenses accrued for the period (net of reimbursements);
              c   =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends; and
              d   =   the maximum offering price per share on the last day of
                      the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by a Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by each Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to a Fund in the Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, a Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of a Funds' holdings, thereby reducing the current yields of a Fund. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of each Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, each Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of or selections from, editorials or articles about a Fund. Sources for performance information and articles about a Fund may include the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of Roxbury Large Cap Growth Fund and its corresponding Series for the fiscal period from March 14, 2000, commencement of operations, through June 30, 2000, as set forth in its Annual Report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference. Financial statements for the Mid Cap, Science and Technology and Socially Responsible Funds are not available since they were not in operation during the fiscal reporting period.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing the Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, each Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. Each Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the corresponding Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Series holds a put warrant and the value of the underlying index falls, a Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Series does not exercise an index warrant prior to its expiration, then that Series loses the amount of the purchase price that it paid for the warrant.

A Series will normally use index warrants as it may use index options. The risks of a Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

              (1) each Series will write only covered options, and each such option will remain covered so long as each Series is obligated thereby; and

              (2) each Series will not write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of the corresponding Series' total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, such Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, that Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

       (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

       (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Series is exercised or unless a closing transaction is effected with respect to that position, the corresponding Series will realize a loss in the amount of the premium paid and any transaction costs.

       (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

       (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Series writes a call option on an index, that Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Series holds an index option and exercises it before the closing index value for that day is available, that Series runs the risk that the level of the underlying index may subsequently change.

       (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, a Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

A Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of that Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the corresponding Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by that Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

              (1) Each Series will engage only in covered futures transactions, and each such transaction will remain covered so long as each Series is obligated thereby.

              (2) Each Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, each Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

       (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to that Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

       (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

       (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Series intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make variation margin payments.

       (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

       (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

       (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which each Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Series. In that event, the adviser will consider whether it is in the best interest of that Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:    Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:   Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:   Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:     Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.
AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.









                                      B-2